Exhibit 99.1
Perfumania Holdings, Inc. Initiates Recapitalization
Pre-Packaged Plan of Reorganization Facilitated via Voluntary Chapter 11 Proceeding; Parlux and Five Star Fragrance Not Included in Proceedings
No Impact to Customers, Partners and Licensors; No Impairment to Vendors
Company to Reduce Retail Store Footprint; Increase Focus on E-commerce
BELLPORT, N.Y., August 26, 2017 - Perfumania Holdings, Inc. (NASDAQ: PERF) (“Perfumania” or the “Company”) a U.S. specialty retailer and distributor of designer fragrances and related beauty products, today announced that it has initiated a recapitalization to be facilitated through a pre-packaged Plan of Reorganization (“the Plan”) to reduce its retail store count to better align with current consumer shopping patterns, increase investments in its e-commerce business, and become a privately-held Company.
To effectuate the Plan, the Company, and certain of its subsidiaries, filed voluntary petitions for Chapter 11 relief in the United States Bankruptcy Court for the District of Delaware. Perfumania will continue to operate in the normal course of business during this time and beyond. The Company’s Parlux and Five Star Fragrance subsidiaries are not included in the Chapter 11 filings.
“Our employees can be assured that during this time and beyond they will continue to receive their salaries and benefits. Our retail customers can continue to purchase the brands they love at our stores and online, and our wholesale and retail customers will not see any interruption in the flow of merchandise. There will be no changes to our license agreements and we will continue to uphold our obligations, and our valued vendors and suppliers will be paid in full,” said Michael Katz, Perfumania President and Chief Executive Officer.

“This process will allow us to more quickly adapt to the shift in consumer shopping habits by focusing more of our resources on implementing our e-commerce strategy, making Perfumania a stronger and more competitive company,” added Katz.

Key components of the Plan include:

•	The Company expects to pay vendors and suppliers in full in the ordinary course of business.

•	A reduction of the Company’s retail store portfolio.

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It is anticipated that current equity of Perfumania will be cancelled, however, current shareholders will be given the opportunity to receive consideration of $2.00 per share in exchange for completing a shareholder release form.

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An equity infusion that will be used to make (1) distributions under the Plan; (2) to fund the consideration being paid to shareholders who submit a shareholder release form; and (3) to fund ongoing operations.

•	Upon emergence, Perfumania will be a privately-held company.

The Company has ample liquidity to fund operations and has received a commitment for up to approximately $84 million in debtor-in-possession financing from its existing lender, Wells Fargo, which is expected to be replaced by a $100 million exit facility upon emergence. The exit facility will, in combination with the equity infusion noted above, provide Perfumania with additional liquidity support.
Looking forward, Perfumania will further emphasize and invest in its e-commerce business so as to improve customers’ online shopping experience. Moreover, the Company will continue to look for ways to leverage digital technologies and believes that a greater focus on omni-channel initiatives will enhance and create a more seamless shopping experience for consumers.

“The Company has been working diligently to amend its business model, reduce its cost structure, improve supply chain efficiency, optimize marketing, reduce expenses and improve operating results long-term,” added Katz. “Today’s actions allow the Company to expedite all of these initiatives to create a stronger company with the financial resources to invest in areas that will foster our long-term growth. The support of our lenders and the new DIP and exit financing commitments underscore their confidence in the future of the Company.”
As previously disclosed, Perfumania has been reducing its retail store portfolio by accelerating the closure of under-performing stores and those stores in locations affected by declining mall traffic, as part of its strategy to maximize sales and improve store productivity and profitability. To that end, the Company has identified stores that are core to the Company’s ongoing operations and will remain with the Company post-emergence, stores that have begun clearance sales, and those that are part of the Company’s lease-negotiation process.
Court filings as well as other information related to the restructuring are available at http://dm.epiq11.com/perfumania or by calling the restructuring information line at 888-457-6672 (North America toll free number) or +1-503-597-7716 (international callers).
Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal counsel, Ankura Consulting Group, LLC is serving as financial advisor and Imperial Capital is serving as investment banker to the Company.
About Perfumania Holdings, Inc.
Perfumania Holdings, Inc. (NASDAQ: PERF) is the largest specialty retailer and distributor of fragrances and related beauty products across the United States. Perfumania has a 30 year history of innovative marketing and sales management, brand development, license sourcing and wholesale distribution making it the premier destination for fragrances and other beauty supplies. As of July 2017, the Company operated 230 corporate-owned retail stores as well as e-commerce, specializing in the sale of fragrances and related products across the United States, Puerto Rico, and the U.S. Virgin Islands. The Company also operates a wholesale distribution network, selling to mass retail, department stores as well as domestic and international distributors. For additional information please visit www.perfumaniaholdings.com.

Forward-Looking Statements
This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” “objective,” “assume,” “strategies” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. We caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Among the factors that could cause actual results, performance or achievement to differ materially from those described or implied in the forward-looking statements, include, without limitation, the ability to confirm and consummate a plan of reorganization in accordance with the terms of the prepackaged plan; risks attendant to the bankruptcy process, including the effects thereof on the Company’s business and on the interests of various constituents and the length of time that the Company might be required to operate in bankruptcy; risks associated with third party motions in the bankruptcy cases, which may interfere with the ability to confirm and consummate a plan of reorganization in accordance with the terms of the prepackaged plan; potential adverse effects on the Company’s liquidity or results of operations; increased costs to execute the reorganization in accordance with the terms of the prepackaged plan; effects on the market price of the Company’s common stock and on the Company’s ability to access the capital markets; our ability to service our obligations, our ability to comply with the covenants in our debtor-in-possession financing, any deterioration of general economic conditions, including weaker than anticipated discretionary spending by consumers, competition, the ability to close the exit facility and other factors included in our filings with the SEC. Copies of our SEC filings are available from the SEC or may be obtained upon request from us. You should also consider carefully the statements under “Risk Factors” in our Form 10-K which address additional factors that could cause our actual results to differ from those set forth in the forward-looking statements and could materially and adversely affect our business, operating results and financial condition. We cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. The forward-looking statements speak only as of the date on which they are made, and, except to the extent required by federal securities laws, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Contact:
Jennifer E. Mercer
Epiq Strategic Communications for Perfumania Holdings
310-712-6215
jmercer@epiqsystems.com